EXHIBIT 10.19
NON-QUALIFIED STOCK OPTION AGREEMENT
OF
NEXTERA ENTERPRISES, INC.
(Employee)
     THIS AGREEMENT is made by and between Nextera Enterprises, Inc., a Delaware corporation (the “Company”), and                      an employee of the Company or a Subsidiary of the Company (“Optionee”).
     WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its Class A Common Stock;
     WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and
     WHEREAS, the Committee, appointed to administer the Plan, has determined that it is to the advantage and best interest of the Company and its stockholders to grant the Non-Qualified Option provided for herein to the Optionee.
     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I
DEFINITIONS
     Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Plan.
Section 1.1 — Agreement
     “Agreement” shall mean this Non-Qualified Stock Option Agreement of Nextera Enterprises, Inc.
Section 1.2 Option
     “Option” shall mean the option to purchase Class A Common Stock of the Company granted under this Agreement. This Option shall not be an incentive stock option within the meaning of Section 422 of the Code.
Section 1.3 — Plan
     “Plan” shall mean The Amended and Restated 1998 Equity Participation Plan of Nextera Enterprises, Inc, as amended.

ARTICLE II
GRANT OF OPTION
Section 2.1 — Grant of Option
          The Company grants to the Optionee the option to purchase any part or all of an aggregate of                      shares of its Class A Common Stock upon the terms and conditions set forth in this Agreement and the Plan. Such Option shall not be an “Incentive Stock Option” within the meaning of Section 422 of the Code.
Section 2.2 — Purchase Price
          The purchase price of the shares of stock covered by this Option shall be equal to $  per share without commission or other charge.
Section 2.3 — Grant Date
          The Option is granted effective as of                      (the “Grant Date”).
Section 2.4 — Consideration to Company
          In consideration of the granting of this Option by the Company, the Optionee agrees to render faithful and efficient services to the Company or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without cause.
ARTICLE III
PERIOD OF EXERCISABILITY
Section 3.1 — Commencement of Exercisability
          (a) The Option shall become exercisable in installments as follows:
           (i) The first installment shall consist of twenty-five percent (25%) of the shares of Class A Common Stock covered by the Option and shall become exercisable on the first anniversary of the Grant Date.
           (ii) The second installment shall consist of twenty-five percent (25%) of the shares of Class A Common Stock covered by the Option and shall become exercisable on the second anniversary of the Grant Date.
           (iii) The third installment shall consist of twenty-five percent (25%) of the shares of Class A Common Stock covered by the Option and shall become exercisable on the third anniversary of the Grant Date.

           (iv) The fourth installment shall consist of twenty-five percent (25%) of the shares of Class A Common Stock covered by the Option and shall become exercisable on the fourth anniversary of the Grant Date.
          (b) Subject to Section 3.4, no portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.
Section 3.2 — Duration of Exercisability
          The installments provided for in Section 3.1 hereof are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 hereof shall remain exercisable until it becomes unexercisable under Section 3.3 or as otherwise provided under the Plan.
Section 3.3 — Expiration of Option
          The Option may not be exercised to any extent by anyone after the first to occur of the following events:
          (a) The expiration of ten (10) years from the Grant Date; or
          (b) The expiration of ninety (90) days from the date of the Optionee’s Termination of Employment for any reason except death or Disability or Termination for Cause; or
          (c) The expiration of one hundred eighty (180) days from the date of the Optionee’s Termination of Employment due to the Optionee’s death or Disability; or
          (d) The date of the Termination of Employment if such termination qualifies as a Termination for Cause.
Section 3.4 — Acceleration of Exercisability
          Notwithstanding Section 3.1 hereof, all Options shall become fully exercisable immediately upon the Optionee’s Termination of Employment if such termination occurs due to the Optionee’s death or Disability.
ARTICLE IV
EXERCISE OF OPTION
Section 4.1 — Person Eligible to Exercise
          During the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3 hereof or as otherwise provided under the Plan, be exercised by the Optionee’s personal representative or by any person empowered to do so under the deceased Optionee’s will or under the then applicable laws of descent and distribution.

Section 4.2 — Partial Exercise
     Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3 hereof or as otherwise provided under the Plan; provided, however, that each partial exercise shall be for not less than one hundred (100) shares and shall be for whole shares only.
Section 4.3 — Manner of Exercise
     The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3 hereof or as otherwise provided under the Plan:
     (a) A written notice in the form of Exhibit A hereto stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion; and
     (b) (i) Full cash payment to the Secretary of the Company for the shares with respect to which the Option or portion is exercised; or
          (ii) With the consent of the Committee, shares of the Company’s Class A Common Stock which have been owned by the Optionee for a period of more than six months, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or
          (iii) With the consent of the Committee, payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration;
          (iv) With the consent of the Committee, payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Class A Common Stock then issuable upon exercise of the Option, and the broker timely pays a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or
          (v) With the consent of the Committee, any combination of the consideration provided in the foregoing subparagraphs (i), (ii) and (iii); provided, however, that the payment in the manner prescribed in the preceding paragraphs shall not be permitted to the extent that the Committee determines that payment in such manner shall result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal or an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law; and
     (c) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; or with the consent of the Committee, the consideration described in clauses (ii) and (iii) of Section 4.3(b) above equal to the sums required to be withheld, may be used to make all or part of such payment; and

     (d) In the event the Option or portion shall be exercised pursuant to Section 4.1 hereof by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.
Section 4.4 — Conditions to Issuance of Stock Certificates
     The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:
     (a) The admission of such shares to listing or quotation on all stock exchanges or marketplaces on which such class of stock is then listed or quoted; and
     (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and
     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and
     (d) The receipt by the Company of full payment for such shares, including payment of all amounts which, under federal, state or local tax law, the Company (or other employer corporation) is required to withhold upon exercise of the Option; and
     (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.
Section 4.5 — Rights as Stockholder
     The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.
ARTICLE V
OTHER PROVISIONS
Section 5.1 — Administration
     The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.
Section 5.2 — Option Not Transferable
     Neither the Option nor any interest or right therein or part thereof shall be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until the Option has been exercised (and, in such event, solely in accordance with the terms and conditions of this Agreement and the Plan), or the shares underlying the Option have been issued, and all restrictions applicable to such shares have lapsed. Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.
Section 5.3 — Shares to Be Reserved
     The Company shall at all times during the term of the Option reserve and keep available such number of shares of Class A Common Stock as will be sufficient to satisfy the requirements of this Agreement.
Section 5.4 — Notices
     Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee’s personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.
Section 5.5 — Titles
     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
Section 5.6 — Construction
     This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

Section 5.7 — Conformity to Securities Laws
     The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
Section 5.8 — Amendments
     This Agreement and the Plan may be amended without the consent of the Optionee provided that such amendment would not impair any rights of the Optionee under this Agreement. No amendment of this Agreement shall, without the consent of the Optionee, impair any rights of the Optionee under this Agreement.
Section 5.9 — Incorporation of Plan
     This Agreement is made pursuant to the provisions of the Plan which is incorporated by reference herein. Terms used herein shall have the meaning employed by the Plan, unless the context clearly requires otherwise. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall govern.
     IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.
Dated:

NEXTERA ENTERPRISES, INC., a Delaware corporation

By

Name:
Title:

Print Name:

Optionee

Address

Exhibit A
NEXTERA ENTERPRISES, INC.
NOTICE OF EXERCISE OF OPTION
Name:
I hereby give notice of the exercise of the following shares:

Type of	Date	Number of		Option		Payment
Option	Granted	Shares		Price		Due

			X		=

Method of
Payment:                            Personal Check                            Wire Transfer                           Previously Owned Shares
In the case of an exercise using previously-owned shares, I hereby certify ownership of sufficient number of shares of Class A Common Stock for a period of at least six months to effect such exercise.
Tax Withholding
Method:                                     Personal Check                          Wire Transfer
Address to be used for Stockholder Mailings:

Date	Optionee’s Signature
INSIDER TRADING (Section 10b-5) REMINDERS Both the federal securities laws and Company policy prohibit transactions in the Company’s Common Stock at a time when you may be in possession of material information about the Company which has not been publicly disclosed. This also applies to members of your household, anyone receiving information regarding the Company from you, as well as all others whose transactions may be attributable to you. Material information, in short, is any information which could affect the stock price. Either positive or negative information may be material.
You may be subject to additional legal restrictions and requirements. Contact the Company’s legal counsel with any questions.